EX-99.906CERT
                                                         Item 12. (b)


        Certification Pursuant to Section 906 of the Sarbanes-Oxley Act

I, Terrence K.H. Lee, President and Chief Executive Officer of First Pacific Mutual Fund, Inc (the "Registrant"), certify that:

1.	The Registrant's periodic report on Form N-CSR for the period ended
September 30, 2008 (the "Report") fully complies with the requirements of 15(d) of the Securities Exchange Act of 1934, as amended; and

2.	The information contained in the Report fairly presents, in all material aspects, the financial condition and results of operations of the Registrant.


Date: December 5, 2008_________           /s/  Terrence K.H. Lee______________
                                          Terrence K.H. Lee
                                          President and CEO




I, Nora B. Simpson, Treasurer of First Pacific Mutual Fund, Inc (the "Registrant"), certify that:

1.	The Registrant's periodic report on Form N-CSR for the period ended
September 30, 2008 (the "Report") fully complies with the requirements of 15(d) of the Securities Exchange Act of 1934, as amended; and

2.	The information contained in the Report fairly presents, in all material aspects, the financial condition and results of operations of the Registrant.


Date: December 5, 2008__________          /s/  Nora B. Simpson______________
                                          Nora B. Simpson
                                          Treasurer




This certification is being furnished to the Securities and Exchange Commission pursuant to Rule 30a-2(b) under the Investment Company Act of 1940, as amended, and 18 U.S.C. Section 1350 and is not being filed as part of the Report with the Securities and Exchange Commission.